COMPANY PRESENTATION NOVEMBER 2017 Exhibit 99.1

High-quality portfolio Proven execution Flexible balance sheet Significant value creation opportunities Experienced management team WHY TIER? Focused strategy Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver

3 Domain 8 FOCUSED STRATEGY Delivered 2017

4 Service + Sustainability Value Creation Proven track record in publicly- traded real estate companies Successful history of investing & creating value in target markets Ability to complete complex transactions Demonstrated path toward long- term value creation Seven Target Growth Markets High-growth, demand-driven markets Amenity-rich, high-density submarkets – TIER1 submarkets High-quality, Class A office properties Emphasis on LIVE.WORK.PLAY environments TIER ONE Property Services Unparalleled customer service & operational excellence Operating & developing to highest sustainability standards A leader in BOMA 360 designations Significant LEED & Energy Star certifications Focus + Strategy Legacy District One, Dallas Experience + Innovation Domain 11, Austin (Rendering) Bank of America Plaza, Charlotte Targeted Approach

Seven Target Growth Markets

TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth


Denver
CBD / LoDo
Platte River
Cherry Creek
Nashville
CBD
West End
The Gulch
Charlotte
Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Midtown
Buckhead
Houston
Westchase
The Galleria
Katy Freeway West
Dallas
Preston Center
Plano Legacy
Uptown
Target growth market
Current market location

TIER REIT

5

6 PROVEN EXECUTION Rendering The Domain

Development Results

Creating ~$2.22 to $2.75/share of incremental value with minimal lease-up risk, driving long-term cash flow growth[1]


Domain 8


Third + Shoal (Rendering)


Domain 11 (Rendering)

Delivery Timeline

Developments >90% pre-leased[2] & delivering at ~9%+ stabilized yields

2017 | 2018 | 2019

- Domain 8 (Delivered)
- Third + Shoal
- Domain 11

Aggregate Value Creation: $107mm to $131mm[1]

NAV + Dividend

TIER REIT

[1] Includes estimated value creation of Domain 8, Domain 11 and Third + Shoal using estimated stabilized NOI, assuming a 5.5%-6.0% exit capitalization rate less actual or budgeted development costs, at ownership share for Third + Shoal and Domain 8

[2] At ownership share

7

8 The Domain Austin, Texas Domain 8 (Delivered 2017) Domain 8 Domain 8 Quick Facts 291K SF with 12 stories Pedestal parking 3.7/1,000 Completed 2Q'17 Walk to Whole Foods, Rock Rose entertainment district, Domain NORTHSIDE Shops d 8 Primary Tenants 100% Leased

9 The Domain Austin, Texas d Domain 11 (Under Construction) Domain 11 (Rendering) Quick Facts 324K SF with 16 stories Pedestal parking 4.7/1,000 Estimated delivery 4Q'18 Walk to Whole Foods, Rock Rose entertainment district, Domain NORTHSIDE Shops 11 Domain 11 (Rendering) Tenant A division of 98% Leased1 1 Represents 100% of available office space

10 CBD Austin, Texas Third + Shoal (Under Construction) Third + Shoal (Rendering) Third + Shoal (Rendering) Quick Facts 345K SF with 29 stories Pedestal parking 2.5/1,000 Estimated delivery 3Q'18 Located in the heart of CBD’s "New Downtown" Tenant 67% Leased

11 Third + Shoal (Under Construction)

12 HIGH-QUALITY PORTFOLIO Legacy District One Acquired 2017

13 Over 90% of NOI derived from high-growth, demand-driven target markets High-Quality Portfolio Additional Quality Indicators1 Including in-process development, >25% of portfolio SF will be recently constructed2 Enviable roster of investment- grade tenants Weighted average lease life approaching 7 years Domain 7 Bank of America Plaza 1 September 30, 2017 operating portfolio pro forma for in-process development (at ownership share) and targeted reduction of Houston presence through planned dispositions of Loop Central and Eldridge Place anticipated by YE'18 2 Recently constructed includes properties delivered since 2012 Austin 20% Dallas 26% Houston 13% Charlotte 14% Nashville 6% SF by Market1 Austin Development 10%

14 Domain 11 & 12 Rendering SIGNIFICANT VALUE CREATION OPPORTUNITIES

Creating Value: *Future Development*

Opportunity to create ~$5.17 to $6.75/share of incremental value through future development[1]


Domain 12 (Rendering)

Domain 12, Austin, TX
~320K net rentable SF


Legacy District (Rendering)

Legacy District, Plano, TX
~570K net rentable SF in two phases


Domain 9 (Rendering)

Domain 9, 10, D & G, Austin, TX
~660K net rentable SF in three phases

Approximate 8.5%+ yield on future development opportunities

Potential value creation: $249mm to $324mm[1]

NAV + Dividend

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

15

16 Legacy District One, Two & Three Acquired 2015 & 2017Rendering

Creating Value: *Leasing*

Mark-to-Market Rents


Bank of America Plaza

In-place rents 22%-24% below market for tenants expiring through 2019

Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 325K SF of vacant space

Bank of America PLAZA

The Terrace

Potential incremental value creation: $146mm to $175mm[1,2]

NAV + Dividend

BRIARLAKE PLAZA

Burnett Plaza

Eldridge Place

TIER REIT

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 2019 at Bank of America Plaza and The Terrace at current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

[2] Stabilize occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, Eldridge Place, and Burnett Plaza at 90% NOI margins of current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

17

18 FLEXIBLE BALANCE SHEET Third + Shoal Expected Delivery 3Q'18Rendering

19 350 300 250 200 150 100 50 0 2018 2019 2020 2021 Thereafter $43 $78 $66 $300 $275 1 Data shown as of 9.30.17 pro forma for the pending disposition of Fifth Third Columbus 2 Estimated equity value is based on common stock, restricted stock, and restricted stock units outstanding multiplied by consensus NAV of $22.78 per share 3 EBITDA and NOI reflect annualized 3Q'14 and 3Q'17 normalized EBITDA and GAAP NOI for properties owned at period end Capital Structure1 Debt Maturities ($mm) Total net liquidity of $256mm $23 Mortgage debt Unsecured bank debt Mortgage Debt $ 187 Unsecured term loan 575 Unsecured revolver 23 Cash (13) Total net debt $ 772 Estimated equity value2 1,095 Total est. enterprise value $ 1,867 Capital structure ($mm) Total estimated enterprise value: $1,867 Credit statistics 9.30.14 9.30.17 Long- Term Target Net debt / annualized adj. EBITDA3 9.6x 7.5x <6.5x Net debt / total est. ent. value 53% 43% <40% Mortgage debt / total est. ent. value 53% 10% <20% Fixed charge coverage 1.5x 3.1x >3.0x Unencumbered NOI / total NOI3 3% 81% >65% Credit Statistics 41% 59%

20 EXPERIENCED MANAGEMENT TEAM 5950 Sherry Lane Acquired 2014

21 Experienced Management Team Significant real estate & public company experience spanning 30+ years Jim Sharp EVP Capital Markets Bill Reister EVP & Chief Investment Officer Heath Johnson Managing Director Asset Management Dallas Lucas EVP & Chief Financial Officer Scott Fordham President & Chief Executive Officer Scott McLaughlin Senior Vice President Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution

22 ADDITIONAL INFORMATION BriarLake Plaza Phase II delivered 2014

Managing our Houston Presence

Capitalize on stabilizing office market and influx of investment capital to exit non-core Houston properties

Minimal lease expirations through 2018

Leasing activity is picking up, particularly at BriarLake Plaza

Total Houston Class A office property sales YTD, including known-pending sales, total over $2.9 billion



Loop Central
PLANNED DISPOSITION



BriarLake Plaza



Eldridge Place
PLANNED DISPOSITION

BriarLake Plaza & Loop Central fully operational with no damage following Hurricane Harvey

Eldridge Place, which experienced flood-related damage, is being restored to operational status; damage and business interruption expected to be substantially covered by insurance

TIER REIT

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24 Top-tier market with a highly educated workforce combined with pro-business government policy 8.9% Class A vacancy, down from 9.6% in prior year YoY: 11.2% Class A rent growth / 1.4mm SF net absorption 3Q’17: 1.3% Class A rent growth / 0.3mm SF net absorption 2.3mm SF under construction, ~47% pre-leased Five-year forecast of 1.6% avg. annual rent growth Austin The Domain The Terrace Third + Shoal The Terrace Third+Shoal (Rendering) Domain 7 Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’17

Dallas-Fort Worth


Legacy District
5950 Sherry Lane
Burnett Plaza

Office-Using Employment & Population Growth[1]


Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Dallas - Fort Worth Office-Using Employment Growth
National Office-Using Employment Growth
Dallas - Fort Worth Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


Legacy District


Burnett Plaza


5950 Sherry Lane

Market Commentary[1]

Dallas' diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists

17.5% Class A vacancy, up from 17.2% in prior year

YoY: 6.9% Class A rent growth / 5.5mm SF net absorption

3Q'17: 3.5% Class A rent growth / 1.6mm SF net absorption

7.3mm SF under construction, ~60% pre-leased

Five-year forecast of 2.2% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q'17

25

Houston


Eldridge Place
BriarLake Plaza
Loop Central
Houston

Office-Using Employment & Population Growth[1]


Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Houston Office-Using Employment Growth
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


Loop Central


BriarLake Plaza


Eldridge Place

Market Commentary[1]

Office demand will take time to return to normal following energy-related headwinds and Hurricane Harvey

19.7% Class A vacancy, up from 16.9% in prior year

YoY: 1.0% Class A rent growth / (1.0mm) SF net absorption

3Q'17: 0.6% Class A rent compression / (0.3mm) SF net absorption

Sublease inventory of 10.4mm SF as of 3Q'17

2.4mm SF under construction, ~45% pre-leased

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q'17

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27 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub 10.2% Class A vacancy, up from 7.9% in prior year YoY: 4.0% Class A rent growth / 1.0mm SF net absorption 3Q’17: 0.2% Class A rent growth / 0.2mm SF net absorption 0.9mm SF under construction, ~65% pre-leased Five-year forecast of 2.0% avg. annual rent growth Charlotte Bank of America Plaza Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q’17 for the Charlotte CBD Bank of America Plaza

Nashville



Plaza at MetroCenter
NORTH NASHVILLE
EAST NASHVILLE
LOCKELAND SPRINGS
Tennessee State University
Nashville
THE GULCH
The Parthenon
MUSIC ROW
SYLVAN PARK
Belmont University

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21
Nashville Office-Using Employment Growth
National Office-Using Employment Growth
Nashville Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot



Plaza at MetroCenter

Market Commentary[1]

Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand

5.2% Class A vacancy, up from 2.1% in prior year

YoY: 5.7% Class A rent growth / 1.1mm SF net absorption

3Q'17: 1.1% Class A rent compression / 0.6mm SF net absorption

2.3mm SF under construction, ~71% pre-leased

Five-year forecast of 1.4% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 3Q'17

28

29 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “opportunities,” “objectives,” “strategies,” “goals,” “vision,” “mission,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.   Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

High-quality portfolio Proven execution Significant value creation opportunities INVESTMENT RATIONALE Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver Flexible balance sheet Focused strategy Experienced management team ir@tierreit.com www.tierreit.com 972.483.2400